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Sandler O’Neill West Coast
Sandler O’Neill West Coast
Financial Services Conference
Financial Services Conference
March 8, 2011
March 8, 2011
Steven R. Gardner
Steven R. Gardner
President & CEO
President & CEO

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This presentation contains forward-looking statements regarding events or future financial performance of the Company, including statements with respect to our objectives and strategies, and the results of our operations and our business. These statements are based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. Actual results may differ from those projected in the forward-looking statements. We caution readers of this presentation not to place undue reliance on these forward-looking statements as a number of risks could cause future results to differ materially from these statements. These risks include, but are not limited to, the following: changes in the performance of the financial markets;
changes in the demand for and market acceptance of the Company's products and services; changes in general economic conditions including interest rates, presence of competitors with greater financial resources, and the impact of competitive projects and pricing; the effect of the Company's policies; the continued availability of adequate funding sources; and various legal, regulatory and litigation risks; as well as those additional risks identified in risks factors discussed in the reports filed by the Company with the SEC, which are available on its website at www.sec.gov. The Company does not undertake any obligation to update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

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Headquarters:	Costa Mesa, California
Regional Focus:	Southern California
Business Focus:	Small and middle market businesses
Total Assets:	$1.037 billion *
Net Loans:	$704.2 million *
Total Deposits:	$863.9 million *
Branches:	9 locations *
* Pro forma with Canyon National Bank acquisition on 2/11/11. Using management’s unaudited preliminary fair market value calculations.

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	(dollars in thousands, except per share data)
Balance Sheets	Pro Forma * YTD 12/31/10	YTD 12/31/10	YTD 12/31/09	YTD 12/31/08
Total assets	$ 1,037,296	$ 826,816	$ 807,323	$ 739,956
Net loans	704,221	555,538	566,584	622,470
Total deposits	863,927	659,240	618,734	457,128
Total borrowings	78,810	78,810	101,810	220,210

Statements of Operations
Net interest income		$ 28,437	$ 23,185	$ 21,118
Provision for loan losses		2,092	7,735	2,241
Net income (loss)		4,238	(460)	708
Net income (loss) per share (diluted)		$ 0.38	$ (0.08)	$ 0.11

Bank Capital Ratios
Tier 1 leverage		10.29%	9.72%	8.71%
Tier 1 risk based		14.03	13.30	10.71
Total risk based		15.28	14.55	11.68
* Pro forma with Canyon National Bank acquisition on 2/11/11. Using management’s unaudited preliminary fair market value calculations.

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At December 31, 2010 *
(in millions)
Canyon National Bank
* Pro forma with Canyon National Bank acquisition on 2/11/11. Using management’s unaudited preliminary fair market value calculations.

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At December 31, 2010 *
(in millions)
* Pro forma with Canyon National Bank acquisition on 2/11/11. Using management’s unaudited preliminary fair market value calculations.

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At December 31, 2010 *
(in millions)
Pacific Premier Bancorp, Inc.
Canyon National Bank
* Pro forma with Canyon National Bank acquisition on 2/11/11. Using management’s unaudited preliminary fair market value calculations.

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At December 31, 2010 *
* Pro forma with Canyon National Bank acquisition on 2/11/11. Using management’s unaudited preliminary fair market value calculations.

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Delinquency to Total Loans
California peer group consists of all insured California institutions in the FFIEC database

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• Bank transition gaining momentum
• Core deposit growth - small/middle market
 businesses
• Conservative credit structure
• Expansion opportunities
Develop the Bank into one of Southern California’s
top performing commercial banks